Exhibit 32

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
                    FORM 10-Q/A AMENDMENT NO. 2 JUNE 30, 2004

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of The Newkirk Master Limited Partnership, (the "Partnership"), on Form 10-Q/A Amendment No. 2 for the quarterly period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1 350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Date: August 4, 2005                                /s/ Michael L. Ashner
                                                    ----------------------------
                                                    Michael L. Ashner
                                                    Chief Executive Officer


Date: August 4, 2005                                /s/ Thomas C. Staples
                                                    ----------------------------
                                                    Thomas C. Staples
                                                    Chief Financial Officer